UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 3, 2023, WiSA Technologies, Inc. (the “Company”) presented at the LD Micro Main Event Conference. Attached as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated into this Item 7.01 by reference is a copy of the presentation materials used by the Company during the conference.

Additionally, on October 3, 2023, the Company issued a press release announcing the offer of a free lisense to WiSA E software to all WiSA Association display members as of December 31, 2023, by its subsidiary, WiSA Association. Attached as Exhibit 99.2 to this Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release.

The information contained in this Form 8-K provided under Item 7.01 and Exhibits 99.1 and Exhibit 99.2 attached hereto are furnished to, but shall not be deemed filed with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended , or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Information.

On October 3, 2023, the Company issued a press release describing its business updates, including operational and licensing milestones as well as cost cutting initiatives. Attached as Exhibit 99.3 to this Form 8-K and incorporated into this Item 8.01 by reference is a copy of the press release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Presentation Materials.
99.2	Press Release, dated October 3, 2023 (WiSA E Software Licensing).
99.3	Press Release, dated October 3, 2023 (Business Update).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Brett Moyer
President and Chief Executive Officer